UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2017

TOYOTA AUTO RECEIVABLES 2017-D OWNER TRUST
(Exact Name of Issuing Entity as specified in Charter)

TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact Name of Depositor and Registrant as specified in Charter)

TOYOTA MOTOR CREDIT CORPORATION
(Exact Name of Sponsor as specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-205778 333-205778-08	95-4836519 38-7152144
(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, W2-3D, Plano, Texas	75024-5965
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 486-9020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On or about November 15, 2017, Toyota Auto Finance Receivables LLC will transfer certain motor vehicle retail installment sales contracts (the “Receivables”) to Toyota Auto Receivables 2017-D Owner Trust (the “Trust”).  The Trust will grant a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and will issue: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $444,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $420,000,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $210,000,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $484,000,000;  (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $148,240,000; and (vi) Class B Asset-Backed Notes in the aggregate original principal amount of $43,760,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Underwriting Agreement and the Depositor Certification and forms of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement, Securities Account Control Agreement and Asset Representations Review Agreement (as listed below) to be executed.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1
Underwriting Agreement, dated November 7, 2017, among Toyota Auto Finance Receivables LLC (“TAFR LLC”), Toyota Motor Credit Corporation (“TMCC”), and J.P. Morgan Securities LLC, Barclays Capital Inc. and Lloyds Securities Inc., acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Amended and Restated Trust Agreement, to be dated as of November 15, 2017, between TAFR LLC and Wells Fargo Delaware Trust Company, National Association, as owner trustee.

4.2	Indenture, to be dated as of November 15, 2017, among the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

4.3	Sale and Servicing Agreement, to be dated as of November 15, 2017, among TAFR LLC, as seller, TMCC, as servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, to be dated as of November 15, 2017, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, to be dated as of November 15, 2017, among TMCC, as administrator, the Trust, as issuer, and the Indenture Trustee.

4.6	Securities Account Control Agreement, to be dated as of November 15, 2017, between TAFR LLC, as pledgor, and the Indenture Trustee, as secured party.

4.7
Asset Representations Review Agreement, to be dated as of November 15, 2017, among the Trust, as issuer, TMCC, as servicer and administrator and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification, dated November 7, 2017 for shelf offerings of asset-backed securities.

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated November 7, 2017, among Toyota Auto Finance Receivables LLC (“TAFR LLC”), Toyota Motor Credit Corporation (“TMCC”), and J.P. Morgan Securities LLC, Barclays Capital Inc. and Lloyds Securities Inc., acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Amended and Restated Trust Agreement, to be dated as of November 15, 2017, between TAFR LLC and Wells Fargo Delaware Trust Company, National Association, as owner trustee.

4.2	Indenture, to be dated as of November 15, 2017, among the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

4.3	Sale and Servicing Agreement, to be dated as of November 15, 2017, among TAFR LLC, as seller, TMCC, as servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, to be dated as of November 15, 2017, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, to be dated as of November 15, 2017, among TMCC, as administrator, the Trust, as issuer, and the Indenture Trustee.

4.6	Securities Account Control Agreement, to be dated as of November 15, 2017, between TAFR LLC, as pledgor, and the Indenture Trustee, as secured party.

4.7
Asset Representations Review Agreement, to be dated as of November 15, 2017, among the Trust, as issuer, TMCC, as servicer and administrator and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification, dated November 7, 2017 for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Cindy Wang
	Name:	Cindy Wang
	Title:	Secretary

Date: November 9, 2017